CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
March 31, 2007

             Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                                 March 31, 2007


                                    CONTENTS

Consolidated Balance Sheets at March 31, 2007 (Unaudited)
  and December 31, 2006...................................................   1
Consolidated Statements of Income for the Three Months Ended
  March 31, 2007 and 2006 (Unaudited).....................................   2
Consolidated Statements of Cash Flows for the Three Months Ended
  March 31, 2007 and 2006 (Unaudited).....................................   3
Notes to Financial Statements (Unaudited).................................   4



             Financial Guaranty Insurance Company and Subsidiaries


                           Consolidated Balance Sheets
                (Dollars in thousands, except per share amounts)


                                                                                   MARCH 31,          December 31,
                                                                                      2007                2006
                                                                              -----------------------------------------
                                                                                  (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value (amortized cost
  of  $3,657,228 in 2007 and $3,627,344 in 2006)                                 $3,654,316          $3,627,007
Variable interest entity fixed maturity securities, held to maturity at
  amortized cost                                                                    750,000             750,000
Short-term investments                                                              160,769             211,726
                                                                              -----------------------------------------
Total investments                                                                 4,565,085           4,588,733

Cash and cash equivalents                                                           100,290              29,963
Accrued investment income                                                            51,546              49,843
Reinsurance recoverable on losses                                                     1,183               1,485
Prepaid reinsurance premiums                                                        161,249             156,708
Policy acquisition costs deferred, net                                              103,427              93,170
Receivable from related parties                                                       1,958               2,483
Property and equipment, net of accumulated depreciation of $2,426 in 2007
  and  $2,107 in 2006                                                                 2,472               2,617
Foreign deferred tax asset                                                            3,708               3,491
Prepaid expenses and other assets                                                    21,994              17,589
                                                                              -----------------------------------------
Total assets                                                                     $5,012,912          $4,946,082
                                                                              =========================================


LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                                            $1,366,529           $1,347,592
   Losses and loss adjustment expense reserves                                      41,355               40,299
   Ceded reinsurance balances payable                                                6,729                7,524
   Accounts payable and accrued expenses and other liabilities                      25,559               43,405
   Payable for securities purchased                                                      -               10,770
   Variable interest entity floating rate notes                                    750,000              750,000
   Accrued interest expense  - variable interest entity                              1,310                1,298
   Capital lease obligations                                                         2,988                2,941
   Current income taxes payable                                                     30,057               17,520
   Deferred income taxes                                                            79,224               76,551
   Dividends payable                                                                     -               10,000
                                                                             ------------------------------------------
Total liabilities                                                                2,303,751            2,307,900
                                                                             ------------------------------------------


Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares authorized, issued
    and outstanding                                                                 15,000               15,000
  Additional paid-in capital                                                     1,903,893            1,901,799
  Accumulated other comprehensive income, net of tax                                 5,022                6,500
  Retained earnings                                                                785,246              714,883
                                                                             ------------------------------------------
Total stockholder's equity                                                       2,709,161            2,638,182
                                                                             ------------------------------------------
Total liabilities and stockholder's equity                                      $5,012,912           $4,946,082
                                                                             ==========================================

See accompanying notes to consolidated financial statements.


             Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)

                                                                         THREE MONTHS ENDED
                                                                             MARCH 31,
                                                                      2007                2006
                                                               ---------------------------------------
Revenues:
  Gross direct and assumed premiums written                              $ 103,175      $   89,281
  Ceded premiums written                                                  (12,195)          (6,423)
                                                               ---------------------------------------
  Net premiums written                                                      90,980          82,858
  Change in net unearned premiums                                         (14,397)         (23,394)
                                                               ---------------------------------------
  Net premiums earned                                                       76,583          59,464

  Net investment income                                                     37,400          32,319
  Interest income - investments held by variable interest
    entity                                                                  11,357           4,937
  Net realized gains                                                           261               -
   Net realized and unrealized gains (losses) on credit
    derivative contracts                                                       462            (228)
  Other income                                                                 412             536
                                                               ---------------------------------------
Total revenues                                                             126,475          97,028
                                                               ---------------------------------------
Expenses:
  Losses and loss adjustment expenses                                        1,182          (1,933)
  Underwriting expenses                                                     28,387          24,117
  Policy acquisition cost deferred, net                                   (13,973)         (12,513)
  Amortization of policy acquisition costs deferred                          3,783           3,192
  Interest expense - debt held by variable interest    entity               11,357           4,937
   Other operating expenses                                                    396           1,655
                                                               ---------------------------------------
Total expenses                                                              31,132          19,455
                                                               ---------------------------------------
Income before income tax expense                                            95,343          77,573

Income tax expense                                                          24,982          18,862
                                                               ---------------------------------------
Net income                                                               $  70,361       $  58,711
                                                               =======================================




See accompanying notes to consolidated financial statements.


             Financial Guaranty Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)

                                                                                      THREE MONTHS ENDED
                                                                                           MARCH 31,
                                                                                   2007                 2006
                                                                           ------------------------------------------
OPERATING ACTIVITIES
Net income                                                                      $ 70,361           $   58,711
Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of policy acquisition costs deferred                              3,783                3,192
    Policy acquisition costs deferred                                            (13,973)             (12,513)
    Depreciation of property and equipment                                           319                  266
    Amortization of fixed maturity securities                                      8,681                8,314
    Amortization of short-term investments                                            73                   28
    Net realized gains on investments                                               (261)                   -
    Stock compensation expense                                                     2,087                1,476
    Change in accrued investment income, prepaid expenses and other
      assets, foreign deferred tax asset and accrued interest expense, net        (6,194)             (11,251)
    Change in net realized and unrealized gains (losses) on credit
      derivative contracts                                                          (462)                 228
    Change in reinsurance recoverable on losses                                      302                  931
    Change in prepaid reinsurance premiums                                        (4,541)              (1,910)
    Change in unearned premiums                                                   18,969               25,434
    Change in losses and loss adjustment expense reserves                          1,056               (4,584)
    Change in receivable from related parties                                        525                9,539
    Change in ceded reinsurance balances payable and accounts payable and
      accrued expenses and other liabilities                                     (18,270)             (12,763)
    Change in current federal income taxes receivable                                  -                2,158
    Change in current income taxes payable                                        12,537               16,585
    Change in deferred income taxes                                                3,552                  110
                                                                           ------------------------------------------
Net cash provided by operating activities                                         78,544               83,951
                                                                           ------------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                                 61,386               34,741
Purchases of fixed maturity securities                                           (99,606)            (120,095)
Purchases, sales and maturities of short-term investments, net                    50,866                7,528
Change in receivable for securities sold                                              20                    -
Change in payable for securities purchased                                       (10,770)              19,366
Purchases of fixed assets                                                           (168)                 (24)
Purchase of investments held by variable interest entity                               -             (750,000)
                                                                            ------------------------------------------
Net cash provided by (used in) investing activities                                1,728             (808,484)
                                                                           ------------------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt held by variable interest entity                        -              750,000
Dividends paid to FGIC Corp                                                      (10,000)                   -
                                                                           ------------------------------------------
Net cash (used in) provided by financing activities                              (10,000)             750,000
                                                                           ------------------------------------------

Effect of exchange rate changes on cash                                               55                  175
                                                                           ------------------------------------------

Net increase in cash and cash equivalents                                         70,327               25,642
Cash and cash equivalents at beginning of period                                  29,963               45,077
                                                                           ------------------------------------------
Cash and cash equivalents at end of period                                   $   100,290           $   70,719
                                                                           ==========================================


See accompanying notes to consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)


                (Dollars in thousands, except per share amounts)




1. BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United
Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2007 are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2006, including the accompanying notes.

Certain 2006 amounts have been reclassified to conform to the 2007 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

On April 18, 2007, the Financial Accounting Standards Board ("FASB") issued an Exposure Draft of a Proposed Statement of Financial Accounting Standards entitled Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60. The proposed statement addresses accounting for loss reserving, premium recognition and additional disclosures regarding financial guaranty insurance contracts. Currently, the financial guaranty industry accounts for financial guaranty insurance contracts under SFAS No. 60, Accounting and Reporting by Insurance Enterprises, which was developed prior to the emergence of the financial guaranty industry. As SFAS No. 60 does not specifically address financial guaranty contracts, there has been diversity in the manner in which different financial guarantors account for these contracts. The purpose of the proposed statement is to provide authoritative guidance on accounting for financial guaranty contracts that are not accounted for as derivative contracts under SFAS No. 133. The final pronouncement is expected to be issued later in 2007, and will be effective for financial statements issued for fiscal years beginning after December 15, 2007. Upon the issuance of the final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and disclosures.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006. The Company adopted the provisions of FIN 48 on January 1, 2007. (See note 7.)

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and addresses issues raised in SFAS No. 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The primary objectives of SFAS No. 155 are: (i) with respect to SFAS No. 133, to address accounting for beneficial interests in securitized financial assets and (ii) with respect to SFAS No. 140, eliminate a restriction on the passive derivative instruments that a qualifying special purpose entity may hold. SFAS No. 155 is effective for those financial instruments acquired or issued after January 1, 2007. The Company adopted SFAS No. 155 on January 1, 2007.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)



4. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and requires additional disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but its application could change current practices in determining fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 does not require any new fair value measurements. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 159 and its potential impact on the Company's financial statements.

5. PREMIUM REFUNDINGS

Unearned premiums represent the portion of premiums received applicable to future periods on insurance policies in force. When an obligation insured by the Company is refunded by the issuer prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased by the issuer prior to stated maturity. Premiums earned on refundings for the three months ended March 31, 2007 and 2006 were $15,072 and $7,311, respectively.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of surveillance. The Company conducts ongoing insured portfolio surveillance to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcomes of future events, and actual results will likely differ from these estimates. At March 31, 2007, the Company had case reserves of $28,409, credit watchlist reserves of $11,417 and an unallocated loss adjustment expense reserve of $1,529. At December 31, 2006, the Company had case reserves of $27,029, credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)



7. INCOME TAXES

The Company file consolidated U.S. federal tax return with FGIC Corp. The Company also files separate returns in various state and foreign jurisdictions. The Company is not subject to U.S. federal, state and local, and non-U.S. income tax examinations by tax authorities for years before 2003.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), on January 1, 2007. The Company's liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

As of March 31, 2007, the balance of unrecognized tax benefits included in current income taxes payable was $19,658, of which $6,242 related to tax positions for which the ultimate deductibility is certain but for which there is uncertainty as to the timing of deductibility. A disallowance as to the timing of recognition of these tax positions would not result in a change to the annual effective tax rate but would accelerate the payment of cash to the taxing authority. Interest and penalties on any disallowance would also affect the annual effective tax rate.

The Company recognizes interest accrued related to unrecognized tax benefits in tax expense. During the three months ended March 31, 2007 and 2006, the Company recognized approximately $536 and $0, respectively, in tax expense related to interest and penalties. The Company had approximately $536 and $0 accrued for the payment of interest and penalties at March 31, 2007 and December 31, 2006, respectively, which is included as a component of the balance of unrecognized tax benefits.

In the second quarter of 2006, the Internal Revenue Service (IRS) commenced an examination of the Company's consolidated U.S. income tax returns for 2003 through 2004. The examination is expected to be completed by the end of 2007. As of March 31, 2007, the balance of unrecognized tax benefits relating to the years under examination is $5,354. The Company anticipates recognizing this tax benefit upon completion of the IRS examination.

The Company's U.S. federal effective corporate tax rate of 26.2% and 24.3% for the three months ended March 31, 2007 and 2006, respectively was less than the statutory corporate tax of 35%, primarily due to the tax-exempt interest received on investments.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)



8. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $7,847 and $4,868 for the three months ended March 31, 2007 and 2006, respectively.

9. DERIVATIVE INSTRUMENTS

The Company provides credit default swaps ("CDSs") to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company considers
CDS agreements to be a normal extension of its financial guaranty insurance business, although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes in fair value as incurred. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect revenues as a component of premiums, and to record claims payments, expected claims as loss and loss adjustment expenses, and changes in fair value as "Net realized and unrealized gains (losses) on credit derivative contracts" on the Consolidated Statements of Income. The Company recorded net earned premium under these agreements of $5,707 and $4,235 for the three months ended March 31, 2007 and 2006, respectively.

The gains and losses recognized by recording CDS agreements at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on an internally developed model.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)



9. DERIVATIVE INSTRUMENTS (CONTINUED)

As of March 31, 2007 and 2006, all fair value prices were determined using an internally developed model. The following table summarizes the realized and unrealized gains (losses) on credit derivative agreements.

                                                     MARCH 31,
                                        -------------------------------------
                                               2007               2006
                                        ------------------ ------------------
   Change in unrealized gains (losses)     $    462          $    (774)
   Realized gains                                 -                546
                                        ------------------ ------------------
   Net realized and unrealized gains
   (losses) on credit derivative           $    462          $    (228)
   contracts                            ================== ==================

The mark-to-market gain and (loss) on the CDS portfolio were $450 and ($1,491) at March 31, 2007 and $314 and ($1,817) at December 31, 2006 and were recorded in other assets and in other liabilities, respectively.

10. COMPREHENSIVE INCOME

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains and losses on investment securities, foreign currency translation adjustments, and amortization of the realized gain on the interest rate lock. The components of total comprehensive income for the three months ended March 31, 2007 and 2006 were as follows:


                                           THREE MONTHS ENDED
                                               MARCH 31,
                                         2007                2006
                                 --------------------- -----------------
Net Income                          $ 70,361             $ 58,711
Other comprehensive loss              (1,478)             (20,153)
                                 --------------------- -----------------
Total comprehensive income          $ 68,883             $ 38,558
                                 ===================== =================

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


10. COMPREHENSIVE INCOME (CONTINUED)

The components of other comprehensive loss for the three months ended March 31, 2007 and 2006 were as follows:

                                                                         THREE MONTHS ENDED MARCH 31, 2007
                                                             ------------------ ------------------ --------------------
                                                                  BEFORE                                 NET OF
                                                                    TAX                                    TAX
                                                                  AMOUNT               TAX               AMOUNT
                                                             ------------------ ------------------ --------------------
Unrealized holding losses arising during the period          $    (2,761)         $      966         $  (1,795)
Less reclassification adjustment for gains realized
  in net income                                                      261                 (91)              170
                                                             ------------------ ------------------ --------------------
Unrealized losses on investments                                  (2,500)                875            (1,625)
Foreign currency translation adjustment                              226                 (79)              147
                                                             ------------------ ------------------ --------------------
Total other comprehensive loss                               $    (2,274)         $      796         $  (1,478)
                                                             ================== ================== ====================


                                                                         Three Months Ended March 31, 2006
                                                             ----------------------------------------------------------
                                                                  Before                                 Net of
                                                                    Tax                                    Tax
                                                                  Amount               Tax               Amount
                                                             ------------------ ------------------ --------------------
Unrealized holding losses arising during the period          $     (31,497)     $    11,022           $ (20,475)

Foreign currency translation adjustment                                494             (172)                322
                                                             ------------------ ------------------ --------------------
Total other comprehensive loss                               $     (31,003)     $    10,850           $ (20,153)
                                                             ================== ================== ====================
